EXHIBIT 10.1

EXECUTION VERSION

NORTHEAST OHIO NATURAL GAS CORP.

ORWELL NATURAL GAS COMPANY

BRAINARD GAS CORP.

AND

EACH OTHER OBLIGOR PARTY HERETO

OMNIBUS THIRD AMENDMENT, SUPPLEMENT AND JOINDER TO NOTE PURCHASE AGREEMENT AND

COLLATERAL DOCUMENTS

Dated as of October 24, 2012

Re:

Note Purchase Agreement dated as of November 1, 2010, as heretofore amended

Senior Secured Guaranteed Notes due June 1, 2017

and

Collateral Documents

TABLE OF CONTENTS

(Not a part of this Omnibus Third Amendment, Supplement and Joinder to Note Purchase

Agreement and Collateral Documents)

Schedule A —	Information Relating to Purchaser

Schedule B —	Supplemental Representations

	Schedule 5.3 —	Disclosure Materials

	Schedule 5.4 —	Subsidiaries of the Parent, Affiliates, Officers and Directors

	Schedule 5.14 —	Use of Proceeds

	Schedule 5.15 —	Existing Indebtedness

	Schedule 9.9 —	Real Property owned by New Guarantors

Exhibit 1 —	Form of Senior Secured Guaranteed Note, Series 2012, due June 1, 2017

NORTHEAST OHIO NATURAL GAS CORP.

ORWELL NATURAL GAS COMPANY

BRAINARD GAS CORP.

AND

EACH OTHER OBLIGOR PARTY HERETO

8500 STATION STREET, SUITE 100

MENTOR, OHIO 44060

OMNIBUS THIRD AMENDMENT, SUPPLEMENT AND JOINDER TO NOTE PURCHASE AGREEMENT

AND COLLATERAL DOCUMENTS

Dated as of October 24, 2012

Re: Note Purchase Agreement dated as of November 1, 2010, as heretofore amended

Senior Secured Guaranteed Notes due June 1, 2017

and

Collateral Documents

To Sun Life Assurance Company of Canada

Ladies and Gentlemen:

This Omnibus Third Amendment, Supplement and Joinder to Note Purchase Agreement and Collateral Documents (this “Amendment”) is made as of October 24, 2012, by and among Northeast Ohio Natural Gas Corp., an Ohio corporation (“NEO”), Orwell Natural Gas Company, an Ohio corporation (“Orwell”), Brainard Gas Corp., an Ohio corporation (“Brainard”; Brainard, NEO and Orwell are referred to herein, collectively, as the “Issuers” and, individually, as an “Issuer”), Great Plains Natural Gas Company, an Ohio corporation (“Great Plains”), Lightning Pipeline Company, Inc., an Ohio corporation (“Lightning”), Spelman Pipeline Holdings, LLC, an Ohio limited liability company (“Spelman”), Kidron Pipeline, LLC, an Ohio limited liability company (“Kidron”), Gas Natural Service Company, LLC, an Ohio limited liability company (“Service Company”), Gas Natural Inc., an Ohio corporation (the “Parent”; the Parent, Great Plains, Lightning, Spelman, Kidron and Service Company are referred to herein, collectively, as the “Existing Guarantors” and, individually, as an “Existing Guarantor”), Independence Oil, L.L.C., a North Carolina limited liability company (“Independence”), Independence Oil Real Estate 1, L.L.C., a North Carolina limited liability company (“Independence RE 1”), Independence Oil Real Estate 2, L.L.C., a North Carolina limited liability company (“Independence RE 2”), Independence Oil Real Estate 3, L.L.C., a North Carolina limited liability company (“Independence RE 3”; Independence RE 3, Independence RE 2, Independence RE 1 and Independence are referred to herein, collectively, as the “New Guarantors” and, individually, as a “New Guarantor”; and the New Guarantors and the Existing Guarantors are referred to herein, collectively, as the “2011 Notes Guarantors” and, individually, as a “2011 Notes Guarantor”; and all of the 2011 Notes Guarantors, other than Spelman, are referred to herein, collectively, as the “2012 Notes Guarantors” and, individually, as a “2012 Notes Guarantor”), and Sun Life Assurance Company of Canada (the “Purchaser”).

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RECITALS

A. Reference is made to that certain Note Purchase Agreement dated as of November 1, 2010, by and among the Issuers, Great Plains, Lightning, the Parent and the Purchaser, as amended by that certain First Amendment and Joinder to Note Purchase Agreement dated as of May 3, 2011, as further amended by that certain Second Amendment and Waiver to Note Purchase Agreement dated as of April 9, 2012, by and among the Issuers, the Existing Guarantors and the Purchaser (as so amended, the “Current Note Purchase Agreement”), pursuant to which, among other things, (i) the Issuers sold to the Purchaser their 5.38% Senior Secured Guaranteed Notes due June 1, 2017 in the original aggregate principal amount of $15,334,000 (the “Series 2011 Notes”) and (ii) each of the Existing Guarantors agreed to jointly and severally guarantee the Guaranteed Obligations (as defined therein). Capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Current Note Purchase Agreement, as amended by this Amendment (as so amended, and as from time to time further amended, restated, supplemented or otherwise modified, the “Note Purchase Agreement”).

B. In order to induce the Purchaser to enter into the Current Note Purchase Agreement and the other Financing Agreements and to induce the Purchaser to purchase the Series 2011 Notes, each Issuer and each Existing Guarantor agreed to grant a continuing Lien on its Collateral to secure the Obligations owing to the Purchaser under the Current Note Purchase Agreement, the Series 2011 Notes and the other Financing Agreements and, in connection therewith, each Issuer and each Existing Guarantor, as applicable, executed and delivered to the Purchaser (i) that certain Security Agreement, dated as of May 3, 2011 (the “Current Security Agreement”), (ii) that certain Pledge Agreement, dated as of May 3, 2011 (the “Current Pledge Agreement”), (iii) those certain Mortgages, each dated May 3, 2011 (collectively, the “Current Mortgages”), and (iv) certain other Collateral Documents, each dated on or about May 3, 2011 (such Collateral Documents together with the Current Security Agreement, the Current Pledge Agreement and the Current Mortgages, the “Current Collateral Documents”; and, the Current Collateral Documents, as hereby amended by this Amendment, and as from time to time further amended, restated, supplemented or otherwise modified, the “Collateral Documents”).

C. The Issuers desire to issue and sell to the Purchaser an additional $2,989,552 aggregate principal amount of their Senior Secured Guaranteed Notes due June 1, 2017 (the “Series 2012 Notes”) pursuant to an amendment and supplement to the Current Note Purchase Agreement, and the Issuers and Existing Guarantors desire to amend the Current Note Purchase Agreement and the Current Collateral Documents to permit the issuance of the Series 2012 Notes and ensure the Series 2012 Notes are secured on a pari passu basis with the Series 2011 Notes and are otherwise subject to the same terms and conditions as the Series 2011 Notes.

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D. The Purchaser has agreed to purchase the Series 2012 Notes pursuant to an amendment and supplement to the Current Note Purchase Agreement and to amend the Current Note Purchase Agreement and the Current Collateral Documents, all on the terms and conditions set forth herein.

E. Since the date of the Current Note Purchase Agreement the New Guarantors have become Subsidiaries of the Parent and, pursuant to the terms of Section 9.8 of the Current Note Purchase Agreement, are required to accede to the Current Note Purchase Agreement and the Current Collateral Documents. This Amendment provides for the New Guarantors’ accession to each of the Current Note Purchase Agreement and the Current Collateral Documents and their assumption of the obligations thereunder.

AGREEMENTS

In consideration of the recitals and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Current Note Purchase Agreement (including all Schedules and Exhibits thereto) and the Current Collateral Documents shall be amended as of the date hereof as follows:

SECTION 1. SUPPLEMENT TO CURRENT NOTE PURCHASE AGREEMENT

Section 1.1. Description of Series 2012 Notes. The Issuers have authorized the issue and sale of $2,989,552 aggregate principal amount of their Senior Secured Guaranteed Notes, Series 2012, due June 1, 2017 (the “Series 2012 Notes”). The Series 2012 Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Purchaser and the Issuers.

Section 1.2. Interest Rate. (a) The Series 2012 Notes shall bear interest (compounded semiannually and computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal thereof from the date of issuance at a rate equal to the 2012 Applicable Rate, payable as set forth in Exhibit 1, until such principal sum shall have become due and payable (whether at maturity, upon acceleration or otherwise), and thereafter, on any overdue payment of principal and Make-Whole Amount and, to the extent permitted by law, on any overdue interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate.

(b) The 2012 Applicable Rate for the Series 2012 Notes shall be determined by the Purchaser, and notice thereof shall be given to the Issuers, at least one Business Day immediately preceding the date of the 2012 Closing (hereinafter defined), together with a copy of the relevant screen used for the determination of the 2012 Applicable Rate and a calculation of the 2012 Applicable Rate, and any such determination made in accordance with the provisions of this

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Amendment, shall be presumptively correct absent manifest error. As used herein the term “2012 Applicable Rate” means the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) equal to 3.50% over the yield to maturity of the U.S. Treasury security with a maturity of June 1, 2017, which yield to maturity of the June 1, 2017 US Treasury security shall be determined using the ICUR function on the appropriate Bloomberg Financial Markets screen to interpolate between the appropriate on-the-run US Treasury securities, as at 11:00 a.m. (New York City time) at least one Business Day preceding the date of the 2012 Closing.

Section 1.3. Sale and Purchase of Series 2012 Notes. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Issuers agree to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Issuers, the 2012 Notes in the principal amount set forth opposite the Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereafter mentioned.

Section 1.4. Closing of Series 2012 Notes. The sale and purchase of the Series 2012 Notes to be purchased by the Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 a.m. Chicago time, at a closing (the “2012 Closing”) on October 24, 2012 or on such other Business Day thereafter on or prior to October 24, 2012 as may be agreed upon by the Issuers and the Purchaser. At the 2012 Closing, the Issuers will deliver to the Purchaser the Series 2012 Notes to be purchased by the Purchaser in the form of a single Series 2012 Note (or such greater number of Series 2012 Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the 2012 Closing and registered in the Purchaser’s name (or in the name of the Purchaser’s nominee), against delivery by the Purchaser to the Issuers or their order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Issuers as designated by the Issuers in, and otherwise in accordance with, the Funding Instruction Letter delivered to the Purchaser at least three Business Days prior to the date of the 2012 Closing pursuant to Section 4.9 of the Note Purchase Agreement (such condition being applicable to the Series 2012 Notes as specified in Section 5(l) hereof). If, at the 2012 Closing, the Issuers shall fail to tender such Series 2012 Notes to the Purchaser as provided above in this Section 1.4, or any of the conditions specified in Section 1.6 or Section 5 shall not have been fulfilled to the Purchaser’s satisfaction, the Purchaser shall, at its election, be relieved of all further obligations under this Amendment, without thereby waiving any rights the Purchaser may have by reason of such failure or such nonfulfillment.

Section 1.5. Representations of the Purchaser. The Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series 2012 Notes by the Purchaser.

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and Collateral Documents

Section 1.6. Conditions to 2012 Closing. The obligation of the Purchaser to purchase and pay for the Series 2012 Notes to be sold to the Purchaser at the 2012 Closing is subject to the fulfillment to the Purchaser’s satisfaction, prior to the 2012 Closing, of the conditions set forth in Section 5 of this Amendment.

SECTION 2. AMENDMENTS TO CURRENT NOTE PURCHASE AGREEMENT

Section 2.1. Series 2012 Notes. Pursuant to this Amendment, and subject to the terms and conditions herein for the issuance and purchase thereof, there shall be created the new Series 2012 Notes under the Note Purchase Agreement that will be in addition to the existing Series 2011 Notes issued pursuant to and outstanding under the Note Purchase Agreement. The Series 2012 Notes will be entitled to all the benefits and agreements of the Note Purchase Agreement and the other Financing Agreements and shall rank pari passu and be treated equally and ratably in all respects with the Series 2011 Notes. All references to “Notes” appearing in the Note Purchase Agreement and the other Financing Agreements (other than Sections 1 through 3, inclusive, of the Note Purchase Agreement and the Series 2011 Notes) shall be deemed to include the Series 2012 Notes.

Section 2.2. Information as to Company. Section 7.1 of the Current Note Purchase Agreement is hereby amended by adding the following subsections (i) and (j), respectively, to the end thereof:

(i) Environmental Quarterly Reports — within 30 days after the end of each quarterly calendar period of the Parent, duplicate copies of a consolidated report of the current and potential environmental problems and liabilities relating to the real property (and all fixtures thereon) with a common address of 407 Lumber Lane, Independence, Virginia (the “Lumber Lane Site”) and the real property with a common address of 167 Smethport Drive, West Jefferson, North Carolina (the “Smethport Site”), which report shall include for each of the Lumber Lane Site and the Smethport Site: (x) a summary of all investigative, monitoring, removal, containment, remedial and other similar actions in respect of any environmental issues or Hazardous Materials (such actions being referred to herein, collectively, as the “Remedial Actions”) undertaken during the course of such quarterly calendar period, (xi) the name(s) and contact information of the companies and/or individual(s) responsible for the applicable Remedial Actions for such quarterly period, (xii) a summary of the cost(s) of each applicable Remedial Action for such quarterly period, (xii) attachment of all reports, summaries, assessments and sampling data associated with the Remedial Actions for such quarterly period, (ix) attachment of all invoices, statements, payment

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instructions, cancelled checks and other similar remittance items associated with the Remedial Actions for such quarterly period, and (x) an estimate of costs for the likely or scheduled Remedial Actions for the immediately following quarterly period.

(j) Environmental Notices — promptly and in any event within 30 days of receipt thereof, copies of any notice to any Obligor or Subsidiary in respect of the Lumber Lane Site or the Smethport Site, from (i) any Governmental Authority relating to any Environmental Laws in respect of any Hazardous Material or Remedial Actions associated with the Lumber Lane Site or the Smethport Site, or (ii) any environmental engineer, hydrogeologist, or other environmental consultant relating to Environmental Laws, Remedial Actions, site assessment reports, site sampling results, or other similar reports or results in respect of any Hazardous Material associated with the Lumber Lane Site or the Smethport Site. Additionally, the Parent shall promptly notify the Purchaser in writing should any Obligor or any Subsidiary become aware of (x) the presence of any additional Hazardous Material or other potential environmental problem or liability with respect to the Lumber Lane Site or the Smethport Site, (xi) the institution of any investigation, inquiry or proceeding concerning the Lumber Lane Site or the Smethport Site pursuant to any Environmental Law or otherwise relating to a Hazardous Material or (xii) the discovery of any occurrence, condition or state of facts which would render any representation or warranty contained in any Financing Agreement incorrect in any material respect if made at the time of such discovery.

Section 2.3 Additional Obligors. Section 9.8 of the Current Note Purchase Agreement is hereby amended by amending and restating the last sentence thereof in its entirety to read as follows:

Notwithstanding the requirement to promptly comply with this Section 9.8, solely with respect to Independence Oil, L.L.C., a North Carolina limited liability company (the “New Subsidiary”), the Obligors shall be deemed to have timely complied with this Section 9.8 if, on or prior to the date of the Omnibus Amendment, the New Subsidiary either (i) accedes to this Agreement and the Collateral Documents in accordance with the first sentence of this Section 9.8 or (ii) provide evidence detailing such Subsidiary’s inability to accede to this Agreement and the Collateral Documents in accordance with the second and third sentences of this Section 9.8.

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and Collateral Documents

Section 2.4 Additional Real Property; Leased Locations. Section 9.9 of the Current Note Purchase Agreement is hereby amended by adding the following subsection (c) to the end thereof:

(c) Notwithstanding the provisions of this Section 9.9, it is agreed that the Obligors shall not be required to provide the holders a Mortgage or otherwise grant a Lien on the Real Property listed on Schedule 9.9, provided, however, if there are any improvements to such Real Property after the date of the Omnibus Amendment, the Obligors hereby covenant and agree to provide notice of such improvements to the holders not later than five Business Days after such improvements and, if requested by the Required Holders, provide to the holders a Mortgage and all other Collateral Documents reasonably requested by the Required Holders granting the holders a Lien on any such Real Property, together with environmental audits, mortgage title insurance commitment, real property surveys (unless waived by the Required Holders), local counsel opinion(s) and, if reasonably required by the Required Holders, supplemental casualty insurance and flood insurance, and such other documents, instruments or agreements reasonably requested by the Required Holders, in each case, in form and substance reasonably satisfactory to the Required Holders.

Section 2.5. Mergers and Consolidations; Acquisitions. Section 10.9 of the Current Note Purchase Agreement is hereby amended by amending and restating clause (a)(ii) thereof in its entirety to read as follows:

(ii) any Obligor may merge with or consolidate into any other Obligor so long as (A) in any merger or consolidation involving the Parent, the Parent shall be the surviving or continuing corporation, (B) in any merger or consolidation which involves Spelman and another Obligor, such other Obligor shall be the surviving or continuing corporation and (C) in any merger or consolidation which involves an Issuer and an Obligor other than an Issuer, if the Issuer is not the surviving or continuing corporation, then (1) the surviving or continuing corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance

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and Collateral Documents

of each obligation, covenant and condition of this Agreement, the Notes to which such Issuer is a party and the other Financing Agreements to which such Issuer is a party (and such surviving or continuing corporation shall thereafter be referred to as an “Issuer” under the Financing Agreements for all purposes), (2) the surviving or continuing corporation shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and (3) each of the Guarantors at such time shall have confirmed and ratified in writing the Guarantee Agreement.

Section 2.6. Transfer and Exchange of Notes. Section 13.2 of the Current Note Purchase Agreement is hereby amended by (a) replacing the reference to the phrase “one or more new Notes” appearing in the first sentence thereof with the phrase “one or more new Notes of the same Series” and (b) replacing the reference to the phrase “Exhibit 1” appearing in the second sentence thereof with the phrase “Exhibit 1 to the First Amendment or Exhibit 1 to the Omnibus Amendment, as the case may be”.

Section 2.7. Replacement of Notes. Section 13.3 of the Current Note Purchase Agreement is hereby amended by replacing the reference to the phrase “a new Note” appearing therein with the phrase “a new Note of the same Series”.

Section 2.8. Guarantee. Section 22.1 of the Current Note Purchase Agreement is hereby amended by amending and restating clause (a) thereof in its entirety to read as follows:

(a) Guaranteed Obligations.

(i) Each 2011 Notes Guarantor, jointly and severally, hereby irrevocably, absolutely and unconditionally guarantees to the holders from time to time of the Series 2011 Notes: (A) the full and prompt payment on demand of the principal of all of the Series 2011 Notes and of the interest thereon at the rate therein stipulated (including, without limitation, to the extent legally enforceable, interest on any overdue principal, Make-Whole Amount, if any, and interest at the rates specified in the Series 2011 Notes and interest accruing or becoming owing both prior to and subsequent to the commencement of any bankruptcy, reorganization or similar proceeding involving a 2011 Notes Obligor) and the Make-Whole Amount, if any, and all other amounts owing to the holders from time to time under the Series 2011 Notes and the Financing

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Agreements when and as the same shall become due and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration, or otherwise, (B) the full and prompt performance and observance by the 2011 Notes Obligors of each and all of the covenants and agreements required to be performed or observed by such Persons under the terms of the Financing Agreements, and (C) payment, upon demand by any holder of the Series 2011 Notes, of all costs and expenses, legal or otherwise (including reasonable attorneys fees) and such expenses, if any, as shall have been expended or incurred in the protection or enforcement of any right or privilege under the Financing Agreements or this Guarantee Agreement or in any consultation or action in connection therewith, and in each and every case irrespective of the validity, regularity, or enforcement of any of the Financing Agreements or any of the terms thereof or of any other like circumstance or circumstances (all of the obligations described in the foregoing clause (A), clause (B) and clause (C) being referred to herein as the “2011 Notes Guaranteed Obligations”).

(ii) Each 2012 Notes Guarantor, jointly and severally, hereby irrevocably, absolutely and unconditionally guarantees to the holders from time to time of the Series 2012 Notes: (A) the full and prompt payment on demand of the principal of all of the Series 2012 Notes and of the interest thereon at the rate therein stipulated (including, without limitation, to the extent legally enforceable, interest on any overdue principal, Make-Whole Amount, if any, and interest at the rates specified in the Series 2012 Notes and interest accruing or becoming owing both prior to and subsequent to the commencement of any bankruptcy, reorganization or similar proceeding involving a 2012 Notes Obligor) and the Make-Whole Amount, if any, and all other amounts owing to the holders from time to time under the Series 2012 Notes and the Financing Agreements when and as the same shall become due and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration, or otherwise, (B) the full and prompt performance and observance by the 2012 Notes Obligors of each and all of the covenants and agreements required to be performed or observed by such Persons under the terms of the Financing Agreements, and (C) payment, upon demand by any holder of the Series 2012 Notes, of all costs and expenses, legal or otherwise (including reasonable attorneys fees) and such expenses, if any, as shall have been expended or incurred in the protection or enforcement of any right or privilege under the Financing

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Agreements or this Guarantee Agreement or in any consultation or action in connection therewith, and in each and every case irrespective of the validity, regularity, or enforcement of any of the Financing Agreements or any of the terms thereof or of any other like circumstance or circumstances (all of the obligations described in the foregoing clause (A), clause (B) and clause (C) being referred to herein as the “2012 Notes Guaranteed Obligations”; and the 2012 Notes Guaranteed Obligations together with the 2011 Notes Guaranteed Obligations, as applicable, the “Guaranteed Obligations”).

(iii) The guaranty of the Guaranteed Obligations herein provided for is a guaranty of the immediate and timely payment of the principal, interest and Make-Whole Amount, if any, on the Notes as and when the same are due and payable and shall not be deemed to be a guaranty only of the collectability of such payments and that in consequence thereof each holder of the Notes may sue any Guarantor directly upon such Guaranteed Obligations. Each Guarantor agrees as a primary obligation to indemnify each Noteholder from time to time on demand from and against any loss incurred by it as a result of any Financing Agreement being or becoming void, voidable or unenforceable for any reason whatsoever, whether or not known to such Noteholder, the amount of such loss being the amount which such Noteholder would otherwise have been entitled to recover from the Guarantor.

Section 2.9. Amendment to Defined Terms. The definitions of “Agreement”, “Guarantors”, “Issuers”, “Notes” and “Obligors” set forth in the Current Note Purchase Agreement are hereby amended and restated in their entirety to read as follows:

“Agreement” means this Note Purchase Agreement dated as of November 1, 2010, as amended by the First Amendment and the Second Amendment, and as further amended and supplemented by the Omnibus Amendment, and as may be further amended, restated, supplemented or otherwise modified from time to time.

“Guarantors” means the 2011 Notes Guarantors and the 2012 Notes Guarantors, as applicable, and “Guarantor” means, individually, any one of them; provided that, for the avoidance of doubt, Spelman’s obligations as a “Guarantor” under this Agreement and each other Financing Agreement shall not include an Obligation to guarantee the payment or performance of the Series 2012 Notes.

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“Notes” means, collectively, the Series 2011 Notes and the Series 2012 Notes (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement).

“Obligors” means the 2011 Notes Obligors and the 2012 Notes Obligors, as applicable, and “Obligor” means, individually, any one of them; provided that, for the avoidance of doubt, Spelman’s obligations as an “Obligor” under this Agreement and each other Financing Agreement shall not include an Obligation to guarantee or secure the payment and performance of the Series 2012 Notes.

Section 2.10. Amendment to Defined Terms. Schedule B to the Current Note Purchase Agreement is hereby amended by adding the following new definitions thereto in proper alphabetical order:

“2011 Notes Guarantors” means, collectively, the Parent, Great Plains, Lightning, Kidron, Spelman, Service Company, Independence, Independence RE 1, Independence RE 2, Independence RE 3 and any other Person becoming a Guarantor pursuant to Section 9.8 and “2011 Notes Guarantor” means, individually, any one of them.

“2011 Notes Obligors” means, collectively, the Issuers and the 2011 Notes Guarantors and, individually, any one of them.

“2012 Notes Guarantors” means, collectively, each of the 2011 Notes Guarantors (other than Spelman) and “2012 Notes Guarantor” means, individually, any one of them.

“2012 Notes Obligors” means, collectively, the Issuers and the 2012 Notes Guarantors and, individually, any one of them.

“Independence” means Independence Oil, L.L.C., a North Carolina limited liability company.

“Independence RE 1” means Independence Oil Real Estate 1, L.L.C., a North Carolina limited liability company.

“Independence RE 2” means Independence Oil Real Estate 2, L.L.C., a North Carolina limited liability company.

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“Independence RE 3” means Independence Oil Real Estate 3, L.L.C., a North Carolina limited liability company.

“Omnibus Amendment” means the Omnibus Third Amendment, Supplement and Joinder to Note Purchase Agreement and Collateral Documents dated as of October 24, 2012 by and among the Issuers, the Guarantors and the Purchaser.

“Second Amendment” means the Second Amendment and Waiver to Note Purchase Agreement dated as of April 9, 2012 by and among the Issuers, the Existing Guarantors and the Purchasers.

“Series” means any or all of the Series 2011 Notes or the Series 2012 Notes as the context may require.

“Series 2011 Notes” means the 5.38% Senior Secured Guaranteed Notes due June 1, 2017 of the 2011 Issuers in the original aggregate principal amount of $15,334,000, as may be amended, restated or otherwise modified from time to time.

“Series 2012 Notes” means the 4.15% Senior Secured Guaranteed Notes, Series 2012, due June 1, 2017 of the 2012 Issuers in the original aggregate principal amount of $2,989,552, as may be amended, restated or otherwise modified from time to time.

SECTION 3. AMENDMENTS TO CURRENT COLLATERAL DOCUMENTS.

Section 3.1. Security Agreement. (a) The definition of “Fixed Rate Notes” set forth in the Current Security Agreement is hereby amended and restated in its entirety to read as follows:

“Fixed Rate Notes” means (i) the 5.38% Senior Secured Guaranteed Notes due June 1, 2017 of the Fixed Rate Issuers in the original aggregate principal amount of $15,334,000 and (ii) the 4.15% Senior Secured Guaranteed Notes, Series 2012, due June 1, 2017 of the Fixed Rate Issuers in the original aggregate principal amount of $2,989,552 (the “Series 2012 Fixed Rate Notes”), in each case, as may be amended, restated or otherwise modified from time to time.

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(b) The Current Security Agreement is hereby further amended by amending and restating the last sentence of the defined term “Secured Obligations” appearing in Section 1(viii) thereof to read in its entirety as follows:

For the avoidance of doubt, the Fixed Rate Issuers’ Collateral shall at no time secure the Floating Rate Obligations and Spelman’s Collateral shall at no time secure the Floating Rate Obligations or the payment and performance of the Series 2012 Fixed Rate Notes.

Section 3.2. Pledge Agreement. (a) The definition of “Fixed Rate Notes” set forth in the Current Pledge Agreement is hereby amended and restated in its entirety to read as follows:

“Fixed Rate Notes” means (i) the 5.38% Senior Secured Guaranteed Notes due June 1, 2017 of the Fixed Rate Issuers in the original aggregate principal amount of $15,334,000 and (ii) the 4.15% Senior Secured Guaranteed Notes, Series 2012, due June 1, 2017 of the Fixed Rate Issuers in the original aggregate principal amount of $2,989,552 (the “Series 2012 Fixed Rate Notes”), in each case, as may be amended, restated or otherwise modified from time to time.

(b) The Current Pledge Agreement is hereby further amended by amending and restating the last sentence of the defined term “Secured Obligations” appearing in Section 1 thereof to read in its entirety as follows:

“For the avoidance of doubt, the Fixed Rate Issuers’ Pledged Collateral shall at no time secure the Floating Rate Obligations and Spelman’s Pledged Collateral shall at no time secure the Floating Rate Obligations or the payment and performance of 2012 Fixed Rate Notes.”

Section 3.3. Mortgages. The definition of “Notes” set forth in each Current Mortgage (other than the Current Mortgages executed and delivered by Spelman) is hereby amended and restated in its entirety to read as follows:

“Notes” means (i) the 5.38% Senior Secured Guaranteed Notes due June 1, 2017 of the Fixed Rate Issuers in the original aggregate principal amount of $15,334,000 and (ii) the 4.15% Senior Secured Guaranteed Notes, Series 2012, due June 1, 2017 of the Fixed Rate Issuers in the original aggregate principal amount of $2,989,552, in each case, as may be amended, restated or otherwise modified from time to time.

Section 3.4. Collateral Documents. For the avoidance of doubt, all references to the “Notes” or the “Fixed Rate Notes” in each Current Collateral Document shall be deemed a reference to the Series 2011 Notes and the Series 2012 Notes.

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and Collateral Documents

SECTION 4. JOINDER.

Independence, Independence RE 1, Independence RE 2 and Independence RE 3 each hereby agrees to become a “Guarantor” and an “Obligor” and to be bound by all of the terms, covenants and conditions set forth in the Note Purchase Agreement and each other Financing Agreement, as applicable, to the same extent that such Person would have been bound if such Person had been a signatory to the Current Note Purchase Agreement on the execution date of the Current Note Purchase Agreement. Independence, Independence RE 1, Independence RE 2 and Independence RE 3 each hereby (a) makes each of the representations and warranties and agrees to each of the covenants applicable to it contained in the Current Note Purchase Agreement, this Amendment and each other Financing Agreement, as applicable, (b) agrees to execute this Amendment, an addendum to the Current Security Agreement, an addendum to the Current Pledge Agreement and each Financing Agreement, as applicable, and (c) agrees that each reference to a “Guarantor” or an “Obligor” set forth in the Current Note Purchase Agreement, this Amendment and each other Financing Agreement, as applicable, shall include each of Independence, Independence RE 1, Independence RE 2 and Independence RE 3.

SECTION 5. CONDITIONS PRECEDENT.

This Amendment shall become effective on, and the Purchaser’s obligation to purchase and pay for the Series 2012 Notes to be sold to it at the 2012 Closing shall not be effective until, the Business Day when each of the following conditions shall have been satisfied (the “Effective Date”):

(a) The Purchaser shall have received this Amendment, duly executed by each Obligor.

(b) The Purchaser shall have consented to this Amendment as evidenced by its execution hereof.

(c) The representations and warranties of the Obligors set forth in Section 6 hereof shall be true and correct in all material respects as of the date of the execution and delivery of this Amendment and as of the Effective Date.

(d) Any consents from any holder or holders of any outstanding security or indebtedness of the Obligors and any amendments of agreements pursuant to which any securities or indebtedness may have been issued which shall be necessary to permit the consummation of the transactions contemplated hereby shall have been obtained and all such consents or amendments shall be reasonably satisfactory in form and substance to the Purchaser and its special counsel.

Northeast Ohio Natural Gas Corp., et. al.	Omnibus Third Amendment, Supplement and
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and Collateral Documents

(e) The Purchaser shall have received all reasonable and necessary final, non-appealable regulatory and other approvals in respect of the transactions contemplated by this Amendment, the Series 2012 Notes and the other Financing Agreements and evidence that in respect of the transactions contemplated by this Amendment, the Obligors are in compliance with all applicable regulatory and statutory requirements. For clarification, the Obligors’ failure to satisfy the foregoing condition is not a breach or default of the Current Note Purchase Agreement (so long as, and provided that, the Purchaser has not purchased the 2012 Notes).

(f) All corporate and other proceedings in connection with the transactions contemplated by this Amendment and all documents and instruments incident to such transactions shall be satisfactory to the Purchaser and its special counsel, and the Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchaser or its special counsel may reasonably request.

(g) The Purchaser shall have received such certificates of officers of the Obligors as it may reasonably request with respect to this Amendment and the transactions contemplated hereby.

(h) All actions necessary to create and perfect the Liens of the Collateral Documents with respect to the Series 2012 Notes (including, without limitation, (i) the filing of all appropriate UCC financing statement amendments, (ii) the recordation of all amendments to the Current Mortgages with public officials and the payment of all related fees and taxes and (iii) the amendment or replacement of all Control Agreements covering deposit accounts, securities accounts and commodities accounts maintained by the Obligors with any depository, securities intermediary or commodities intermediary) shall have been consummated in accordance with the provisions of the Collateral Documents.

(i) The Obligors shall have funded the Debt Service Reserve Account in an additional amount equal to the interest payable on the Series 2012 Notes for a 12-month period, and all of other terms and conditions in Section 9.10 of the Current Note Purchase Agreement shall have been complied with by the Obligors in respect thereof.

(j) The Purchaser shall have received a date down endorsement to the ALTA Policy, indicating that since the original date of Closing of the Series 2011 Notes there has been no change in the status of title as shown on the ALTA Policy, which date down endorsement shall have the effect of advancing the effective date of the policy to the date of the 2012 Closing and increasing the coverage of the policy by an amount equal to the funding then being made under the Series 2012 Notes. The Company shall have delivered, or shall have caused to be delivered, such documents and other deliveries as requested by the title insurance company in order for it to issue an endorsement to the ALTA Policy as provided in this paragraph (j).

Northeast Ohio Natural Gas Corp., et. al.	Omnibus Third Amendment, Supplement and
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and Collateral Documents

(k) Each of Independence, Independence RE 1, Independence RE 2 and Independence RE 3 shall have executed and delivered to the Purchaser (i) an Addendum (as defined therein) to the Current Security Agreement and (ii) an Addendum (as defined therein) to the Current Pledge Agreement, and all actions necessary to create and perfect the Liens of the Collateral Documents with respect to each of Independence, Independence RE 1, Independence RE 2 and Independence RE 3 shall have been satisfied (as contemplated by Section 4.12 of the Current Note Purchase Agreement).

(l) Each other condition set forth in Section 4 of the Current Note Purchase Agreement (other than Sections 4.13(b), 4.14, 4.15, 4.16, 4.17, 4.19, 4.20 and 4.21) shall have been fulfilled to the Purchaser’s satisfaction (provided that all references to “Purchaser” therein shall be deemed to refer to the Purchaser hereunder; all references to “this Agreement” shall be deemed to refer to the Current Note Purchase Agreement as amended and supplemented by this Amendment; all references to “Notes” therein shall be deemed to refer to the Series 2012 Notes; and the reference to “Korman Jackson & Krantz PLL” shall be deemed to refer to Dworken & Bernstein Co., L.P.A.).

(m) The Purchaser and Yadkin Valley Bank and Trust Company shall have entered into an intercreditor and subordination agreement in form and substance reasonably satisfactory to the Purchaser wherein, among other things, the Purchaser has agreed to subordinate all obligations owing to it from Independence to the obligations owing to Yadkin Valley Bank from Independence (provided that the limit on such subordination shall be $500,000).

(n) The Purchaser shall have received by wire transfer to its account specified in Schedule A to the Note Purchase Agreement (or otherwise specified to the Obligors in a separate writing) a non-refundable commitment fee equal to $5,000.

SECTION 6. REPRESENTATIONS AND WARRANTIES.

The Obligors hereby, jointly and severally, represent and warrant to the Purchaser that as of the date of execution and delivery of this Amendment and as of the Effective Date:

(a) Except as supplemented, amended or superseded by the representations and warranties set forth in Schedule B hereto, each of the representations and warranties of the Obligors set forth in Section 5 of the Current Note Purchase Agreement are true and correct in all material respects as of the date of the execution and delivery of this Amendment and as of the Effective Date (provided that all references to “Purchaser” therein shall be deemed to refer to the Purchaser hereunder; all references to “this Agreement” shall be deemed to refer to the Current Note Purchase Agreement as amended and supplemented by this Amendment; and all references to “Notes” therein shall be deemed to refer to the Series 2012 Notes).

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(b) After giving effect to this Amendment, there are no Defaults or Events of Default under the Note Purchase Agreement.

SECTION 7. MISCELLANEOUS.

Section 7.1. Ratification of Financing Agreements. Except as amended herein, all terms and provisions of the Current Note Purchase Agreement, each Current Collateral Document and all other Financing Agreements and all agreements and instruments related thereto are hereby ratified, confirmed and approved in all respects. If and to the extent that any of the terms or provisions of the Current Note Purchase Agreement, any Current Collateral Document or any other Financing Agreement are in conflict or inconsistent with any of the terms or provisions of this Amendment, this Amendment shall govern.

Section 7.2. References to the Financing Agreements.

(a) Note Purchase Agreement. Each reference in the Current Note Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import in instruments or documents provided for in the Current Note Purchase Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Note Purchase Agreement.

(b) Notes. Each reference in the Current Note Purchase Agreement and each other Financing Agreement, as applicable, to “the Notes” or words of similar import in instruments or documents provided for in the Current Note Purchase Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Series 2011 Notes and the Series 2012 Notes.

(c) Collateral Documents. Each reference in the Current Note Purchase Agreement and in each other Financing Agreement, as applicable, to “the Collateral Documents” or to any one of such Collateral Documents or words of similar import in instruments or documents provided for in the Current Note Purchase Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Collateral Documents (as hereby amended).

Section 7.3. Fees and Expenses of Counsel. Without limiting Section 15 of the Current Note Purchase Agreement, the Obligors jointly and severally agree to pay the additional fees and disbursements of the Purchaser’s special counsel, Chapman and Cutler LLP, incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, the Series 2012 Notes, the amendments to and restatements of, as applicable, the Collateral Documents and the transactions contemplated hereby and thereby which fees and disbursements shall be reflected in the statement of such special counsel delivered to the Obligors in accordance with Section 4.6 of the Current Note Purchase Agreement.

Northeast Ohio Natural Gas Corp., et. al.	Omnibus Third Amendment, Supplement and
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and Collateral Documents

Section 7.4. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Ohio excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 7.5. Survival. All warranties, representations, and covenants made by the Obligors herein will be considered to have been relied upon by the Purchaser and will survive the execution and delivery of this Amendment.

Section 7.6. Successors and Assigns. This Amendment will inure to the benefit of and be binding upon the successors and assigns of each of the parties. The provisions of this Amendment for the benefit of the Purchaser are intended in all cases, whether explicitly so stated or not, to be for the benefit of all holders, from time to time, of the Notes, and will be enforceable by any such holder, whether or not an express assignment to such holder of rights under this Amendment has been made by the Purchaser or its successors or assigns.

Section 7.7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or email shall be as effective as delivery of a manually executed counterpart of this Amendment.

Section 7.8. Severability. Whenever possible, each provision of this Amendment will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment unless the consummation of the transactions contemplated hereby is materially adversely affected thereby.

Section 7.9. No Novation. This Amendment shall, in no way, be deemed as a novation of the terms of the Current Note Purchase Agreement, any Current Collateral Document or the Series 2011 Notes.

Section 7.10. Further Assurances. At the Obligors’ expense, the parties hereto shall execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

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The execution hereof by the Purchaser shall constitute a contract among the Obligors and the Purchaser for the uses and purposes hereinabove set forth. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

NORTHEAST OHIO NATURAL GAS CORP., as an Issuer

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: President

ORWELL NATURAL GAS COMPANY, as an Issuer

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: President

BRAINARD GAS CORP., as an Issuer

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: President

GREAT PLAINS NATURAL GAS COMPANY, as a Guarantor

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: President

Northeast Ohio Natural Gas Corp., et. al.	Omnibus Third Amendment, Supplement and
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and Collateral Documents

LIGHTNING PIPELINE COMPANY, INC., as a Guarantor

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: President

KIDRON PIPELINE, LLC, as a Guarantor

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: President

SPELMAN PIPELINE HOLDINGS, LLC, as a 2011 Guarantor

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: President

GAS NATURAL SERVICE COMPANY, LLC, as a Guarantor

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: President

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Northeast Ohio Natural Gas Corp., et. al.	Omnibus Third Amendment, Supplement and
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and Collateral Documents

GAS NATURAL INC., as a Guarantor

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: Vice President and Chief Financial Officer

INDEPENDENCE OIL, L.L.C., as a Guarantor

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: President

INDEPENDENCE OIL REAL ESTATE 1, L.L.C., as a Guarantor

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: President

INDEPENDENCE OIL REAL ESTATE 2, L.L.C., as a Guarantor

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: President

INDEPENDENCE OIL REAL ESTATE 3, L.L.C., as a Guarantor

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith Title: President

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Northeast Ohio Natural Gas Corp., et. al.	Omnibus Third Amendment, Supplement and
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and Collateral Documents

This Amendment is hereby accepted and agreed to as of the date aforesaid.

SUN LIFE ASSURANCE COMPANY OF CANADA

By:	/s/ Paul Sinclair
Name: Paul Sinclair
Title: Managing Director, Head of Private Debt - Private Fixed Income

By:	/s/ Omer Malik
Name: Omer Malik
Title: Senior Director, Project Finance - Private Fixed Income

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